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                                                                      Exhibit 24

                               POWER OF ATTORNEY

         The undersigned directors of The Standard Products Company, an Ohio corporation (the "Company"), for purposes of fulfilling the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby constitute and appoint Donald R. Sheley, Jr., and Richard N. Jacobson, and each of them, severally, as their attorney-in-fact and agent, with full power of substitution and resubstitution, in their names and on their behalf, to sign in their capacities as such attorney-in-fact Registration Statements on Form S-8 for the Company's 401(k) Supplemental Plan and Salary and Bonus Deferral Plan, and any and all amendments, attachments, and addendums thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 18th day of August, 1997.



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
/s/ James S. Reid, Jr.                                      /s/ Malcolm R. Myers
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James S. Reid, Jr., Chairman                                Malcolm R. Myers


/s/ James C. Baillie                                        /s/ Leigh H. Perkins
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James C. Baillie                                            Leigh H. Perkins


/s/ Edward B. Brandon                                       /s/ Alfred M. Rankin, Jr.
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Edward B. Brandon                                           Alfred M. Rankin, Jr.


/s/ John Doddridge                                          /s/ Alan E. Riedel
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John Doddridge                                              Alan E. Riedel


/s/ John D. Drinko                                          /s/ John D. Sigel
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John D. Drinko                                              John D. Sigel


/s/ Curtis E. Moll                                          /s/ W. Hayden Thompson
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Curtis E. Moll                                              W. Hayden Thompson

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